Exhibit 10.18

TWER WARRANT: B-___

THESE WARRANTS MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF THE WARRANT AND REGISTRATION RIGHTS AGREEMENT REFERRED TO BELOW. THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS AND SUBJECT TO THE PROVISIONS OF THE WARRANT AND REGISTRATION RIGHTS AGREEMENT DATED AS OF OCTOBER __, 2014, BY AND AMONG TOWERSTREAM CORPORATION (THE “COMPANY”) AND THE WARRANT HOLDERS PARTY THERETO.  A COPY OF SUCH WARRANT AND REGISTRATION RIGHTS AGREEMENT IS AVAILABLE AT THE OFFICES OF THE COMPANY.

WARRANT TO PURCHASE COMMON STOCK OF TOWERSTREAM CORPORATION

No. A-__	Certificate for	A Warrants

This certifies that [INSERT NAME OF HOLDER], or registered assigns, is the registered holder of the number of Warrants set forth above.  Each Warrant entitles the holder thereof (a “Holder”), subject to the provisions contained herein and in the Warrant Agreement (as defined below), to purchase from Towerstream Corporation, a Delaware corporation (the “Company”), one share of the Company’s common stock, par value $0.00l per share (“Common Stock”), subject to adjustment upon the occurrence of certain events specified herein and in the Warrant Agreement, at the exercise price of $____ per share (the “Exercise Price”), subject to adjustment upon the occurrence of certain events specified herein and in the Warrant Agreement.

This Warrant Certificate is issued under and in accordance with the Warrant and Registration Rights Agreement, dated as of October ___, 2014 (the “Warrant Agreement”), by and among the Company, the Warrant Holders and the Agent, and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof.  The Warrant Agreement is hereby incorporated herein by reference and made a part hereof, including the representations and warranties of the Holder pursuant to Section 8.02 of the Warrant Agreement.  Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Holders of the Warrants and the Agent.  Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Warrant Agreement.

This Warrant Certificate shall terminate and be void as of the close of business on April __, 2022 (the “Expiration Date”).

As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable in whole or in part from time to time on any Business Day through and including the Expiration Date.

The Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant are subject to adjustment as provided in the Warrant Agreement.

All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable. This Warrant includes the associated Rights Make-Whole Right in respect thereof.

 In order to exercise a Warrant, the registered holder hereof must surrender this Warrant Certificate at the principal place of business of the Company, with the Exercise Subscription Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified, together with any required payment in full of the Exercise Price then in effect for the share(s) of Underlying Stock as to which the Warrant(s) represented by this Warrant Certificate is (are) submitted for exercise, all subject to the terms and conditions hereof and of the Warrant Agreement.  Any such payment of the Exercise Price shall be by bank wire transfer in immediately available funds or on a cashless basis as described in Section 4.01(f) of the Warrant Agreement.

The Company shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of the Warrants or in respect of the issuance or delivery by the Company of any securities upon exercise of the Warrants.  The Company may require payment of a sum sufficient to pay certain taxes, assessments or other charges for which the Holder is responsible pursuant to the Warrant Agreement.

No service charge shall be made to a Holder for any registration or exchange of the Warrant Certificates, and the Company shall pay any taxes or other governmental charges payable in connection therewith.

Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that this Warrant Certificate when duly endorsed in blank shall be deemed negotiable and that when this Warrant Certificate shall have been so endorsed, the holder hereof may be treated by the Company and all other Persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby.

The validity of this Warrant Certificate and the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but otherwise excluding and without regard for the conflicts of law principles thereof).

The Company hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any United States Federal or New York state court sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Warrant Certificate, or for recognition or enforcement of any judgment, and the Company hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the extent permitted by law, in such Federal court. The Company waives, to the extent permitted under applicable law, any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceedings is brought in accordance with this Warrant Certificate. Nothing in this Warrant Certificate shall affect any right that the Agent or any Holder may otherwise have to bring any action or proceeding relating to this Warrant Certificate against the Company or its properties in the courts of any jurisdiction.

This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

Copies of the Warrant Agreement are on file at the principal place of business of the Company and may be obtained by writing to the Company at the following address:

Towerstream Corporation
88 Silva Lane

Middletown, Rhode Island 02842

Attn: Joseph Hernon (CFO)

Dated: October __, 2014	TOWERSTREAM CORPORATION

By:
Name:
Title:

REVERSE OF B-WARRANT CERTIFICATE

EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

To:                              Towerstream Corporation (the “Company”)

The undersigned irrevocably exercises                      of the B -Warrants for the purchase of one share (subject to adjustment in accordance with the Warrant Agreement) of Common Stock, par value $0.001 per share, of the Company, for each Warrant hereby exercised represented by the Warrant Certificate and herewith makes payment of $                     (such payment being by bank wire transfer in immediately available funds or on a cashless basis as described in Section 4.01(f) of the Warrant Agreement), all at the Exercise Price and on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the shares of Common Stock (and associated Rights Make-Whole Right) deliverable upon the exercise of such Warrants be registered in the name and delivered at the address specified below.

 Date:

(Signature of Owner)(1)

(Street Address)

(City)	(State)	(Zip Code)

Signature Guaranteed by:

Securities to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or any change whatsoever, and must be guaranteed by a financial institution.